UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 1, 2017

GENESIS FINANCIAL, INC.

(Exact Name of registrant as specified in its Charter)

Washington 333-103331 03-0377717
State of Incorporation Commission File No. I.R.S. Employer
Identification No.

3773 West Fifth St., Ste. 301, Post Falls, Id 83854
(Address of principal executive offices) (Zip Code)

(208)457-9442
Registrant’s telephone number

N/A
(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17

    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

    Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

    Exchange Act (17 CFR 240-13e-4(c))

Item 5.02   Election of Officers

On March 1, 2017, Genesis Financial, Inc. held its annual board meeting by unanimous written consent.  The Board of Directors appointed Michael Lavigne, a Company director, to fill the named Executive Officer position of Secretary.

Mr. Lavigne's biography is contained in the Company's prior filed Annual Report on Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS FINANCIAL, INC.

Dated: March 1, 2017

                                           /s/ John R. Coghlan

                                           By: John R. Coghlan

                                           Title: President; CEO